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                                                                     EXHIBIT 4.2
         Countersigned:
         NORWEST BANK MINNESOTA, N.A.,
         South St. Paul, Minnesota    Transfer Agent and Registrar

         By: ____________________________________
                    Authorized Signature


              Incorporated under the Laws of the State of Delaware

                                  [APACHE LOGO]

                   5.68% CUMULATIVE PREFERRED STOCK SERIES B

NUMBER ______________                                        ____________ SHARES

                                                               CUSIP 037411 50 1
                                             See reverse for certain definitions

This Certifies That _____________________________________________________
is the owner of _________________________________________________________
fully paid and non-assessable shares of the 5.68% Cumulative Preferred Stock Series B, no par value per share, of Apache Corporation, transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed.

A statement of the relative rights, preferences and restrictions of the shares of stock which the corporation is authorized to issue will be furnished without charge to each stockholder upon request therefor.

IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated  ______________________________, 1998


____________________________                    _______________________________
Cheri L. Peper, Secretary                       G. Steven Farris, President

                           [Apache Corporation Seal]

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                               APACHE CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  ---   as tenants in common                UNIF TRF MIN ACT   ---   _____ Custodian _______
                                                                            (cust)          (minor)
TEN ENT  ---   as tenants by the entireties                                 Under Uniform Transfers to Minors

JT TEN   ---   as joint tenants with right of                               Act  __________________
               survivorship and not as tenants                                         (State)
               in common

     Additional abbreviations may also be used though not in the above list

     For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


_______________________________________

    Please Print or Typewrite Name and Address Including Postal Zip Code of
                                   Assignee
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:  ________________________________
                                           _____________________________________
NOTICE:  THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE    --->
CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.                       _____________________________________

                                           THE SIGNATURE(S) SHOULD BE GUARANTEED
                                           BY ELIGIBLE GUARANTOR INSTITUTION,
                                           (Banks, Stockbrokers, Savings And
                                           Loan Associations And Credit Unions)
                                           WITH MEMBERSHIP IN AN APPROVED
                                           SIGNATURE GUARANTEE MEDALLION PROGRAM
                                           PURSUANT TO S.E.C. RULE 17 AD-15.